UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02742)

Exact name of registrant as specified in charter:	Putnam Equity Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	November 30, 2018

Date of reporting period:	December 1, 2017 — November 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

IMPORTANT NOTICE: Beginning on January 1, 2021, reports like this one will no longer automatically be sent by mail. See inside for more information.

Putnam Investments

Putnam Equity Income Fund

Annual report
11 | 30 | 18

4¢
10
U.S. POSTAGE
3¢

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PEYAX

Putnam
Equity Income
Fund

Annual report
11 | 30 | 18

IMPORTANT NOTICE: Delivery of paper fund reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on January 1, 2021, reports like this one will no longer be sent by mail unless you specifically request it. Instead, they will be on Putnam’s website, and you will be notified by mail whenever a new one is available, and provided with a website link to access the report.

If you wish to stop receiving paper reports sooner, or if you wish to continue to receive paper reports after January 1, 2021 free of charge, please see the back cover or insert for instructions. If you invest through a bank or broker, your choice will apply to all funds held in your account. If you invest directly with Putnam, your choice will apply to all Putnam funds in your account.

If you already receive these reports electronically, no action is required.

Message from the Trustees

January 9, 2019

Dear Fellow Shareholder:

Global financial markets dealt with some challenges as we entered the final months of 2018. After rising to record highs in the summer, U.S. stocks experienced increased turbulence with concerns mounting over rising interest rates and the escalating U.S.–China trade conflict. International stock markets, which have lagged U.S. markets all year, took another leg down during a selloff in October. Fixed-income markets, while generally less volatile than stocks, have also encountered headwinds as the Federal Reserve has continued its path of normalizing monetary policy. Against this backdrop, the U.S. economy continues to grow, but markets may remain choppy.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets. In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor.

Thank you for investing with Putnam.

Value-style investing is grounded in a basic concept: The stock market always offers something at a discount. Putnam Equity Income Fund Portfolio Manager Darren Jaroch scours the universe of large companies, seeking attractively priced stocks of businesses that he believes are poised for positive change.

2 Equity Income Fund

Pursuing positive returns in all types of markets

For rolling five-year periods over the past 15 years, Putnam Equity Income Fund delivered a positive return 97% of the time.

A multidimensional approach to value investing

The fund targets a wider array of opportunities than many other equity income funds, with an emphasis on businesses that could enhance capital appreciation potential.

Equity Income Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 11/30/18. See above and 10–13 for additional fund performance information. Index descriptions can be found on pages 17–18.

4 Equity Income Fund

Darren, could you tell us about the investing environment for the reporting period?

Conditions for stock market investors have changed considerably since the start of the fiscal year. The 12-month reporting period began in December 2017, at the close of a rather remarkable year, when the U.S. stock market posted dozens of record closes with historically low levels of volatility. Stocks across most sectors advanced in 2017 despite a number of political and economic uncertainties that could have disrupted the market’s momentum.

In early 2018, however, a sharp downturn pushed the U.S. market into a brief correction, which is a drop of more than 10% from a recent high. This was followed by a series of market ups and downs that began to challenge investor confidence. Although U.S. stock markets fared better than those in other regions, by the midpoint of the 2018 calendar year, U.S. stocks had advanced only slightly. At the same time, volatility increased and investors were less willing to shrug off risks. These risks included slightly less robust growth in Europe, a slowing economy in China, and an escalating U.S.–China trade conflict.

Equity Income Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 11/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 11/30/18. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Equity Income Fund

Stock market turbulence escalated in the final three months of the period. In October, all three major U.S. stock market indexes posted losses, including the S&P 500 Index, which recorded its worst monthly performance since 2011. In mid-October, for the second time this year, stocks experienced a correction as investors became increasingly concerned about rising interest rates and the potential for a recession. In November 2018, the final month of the period, stocks surged briefly following the U.S. mid-term congressional elections, but closed out the month with further declines.

How did the fund perform during the reporting period?

The fund’s class A shares posted a return of 2.65% for the 12-month period, slightly under-performing our benchmark, the Russell 1000 Value Index, which returned 2.96%. The fund’s return was exactly in line with the average return of 2.65% for funds in its Lipper peer group. In terms of sectors in the fund’s portfolio, technology and energy stocks contributed to fund performance, while fund holdings in financials, communication services, and utilities detracted from returns.

Could you provide some examples of stocks or strategies that helped the fund’s performance?

For the second consecutive fiscal year, our investment in Microsoft was the top contributor to performance. The company has generated earnings that exceeded analysts’ estimates, and we believe it continues to offer attractive earnings prospects. Late in the period, the stock declined along with the entire technology sector, but we believe Microsoft remains a fundamentally strong business for a number of reasons. One area of strength has been its Microsoft Office 365 franchise, which is now a paid subscription service. But the key contributor to Microsoft’s growth, in our view, is its cloud computing business. Microsoft’s Azure cloud platform is a key competitor in this market, which tends to offer higher profit margins than more traditional businesses. An important advantage for Microsoft, we believe, is that it already has established relationships with many businesses that may be potential customers for the Azure platform.

Our decision to hold a relatively small position in General Electric was also a top contributor to the fund’s performance versus the benchmark. This classic dividend-paying stock has struggled significantly, and by late 2018, it had declined nearly 60% for the year. In addition, the company recently slashed its quarterly dividend to 1 cent per share, its second dividend cut in 2018. We believed that GE was overexposed to some of the weakest segments of the industrials sector, such as power generation, and we anticipated that the company would be unable to support its dividend due to weaker earnings and cash flows.

Another performance highlight was our investment in Keurig Dr Pepper, a company formed with the July 2018 merger of Dr Pepper Snapple Group and Keurig Green Mountain. The expanded company offers a wide range of brand-name products, including soft drinks, specialty coffee and tea, water, and juice, as well as the Keurig single-serve coffee brewing system. The stock advanced as investors reacted favorably to the merger, which included a special dividend payout to shareholders. We believe the stock continues to offer upside potential, and it remained in the portfolio at period-end.

Can you discuss some stocks that detracted from fund performance?

The top detractor for the period was our investment in aerospace and defense company Northrop Grumman, a stock that is not part of

Equity Income Fund 7

the fund’s benchmark index. The stock declined along with those of other companies in its industry as uncertainty arose about defense spending and possible budget cuts. In addition, for Northrop specifically, the stock weakened after the company announced the retirement of its highly respected CEO. Northrop stock remained in the portfolio at period-end. In our view, this is a well-managed company that focuses on cash flow, profitability, and returning cash to shareholders.

Another disappointment for fund performance was the stock of PG&E, a California-based utility company that we sold from the portfolio by period-end. The stock declined considerably as investors became concerned that PG&E may be partly responsible for the destructive wildfires in California during the period. Earlier in the period, we had a more optimistic outlook for PG&E due to California legislation aimed at preventing bankruptcy from wildfire-related lawsuits. However, as uncertainty grew around that legislation, the stock price plummeted and we lost conviction in the risk/reward profile of PG&E stock.

American International Group, or AIG, a global insurance company, was also a drag on fund performance for the fiscal year. I would describe AIG as a turnaround story, as the company has been focusing on streamlining its business. During the period, however, when AIG’s business fundamentals did not improve as quickly as anticipated, investors grew impatient and the stock weakened. In addition, the company’s profitability was dampened by a number of natural disasters, including Hurricane Michael in October and the California wildfires, which will cost AIG more than expected. The stock remained in the portfolio at period-end. We believe the streamlining of the business, although it may take longer than anticipated, will be beneficial to the business over the longer term.

The fund recently increased its dividend.
Would you explain the factors behind that?

The fund’s quarterly dividend largely reflects the degree to which companies in the portfolio are paying dividends. Due to an increase in dividend income earned by the portfolio, the fund’s dividend increased in September 2018 from $0.062 per class A share to $0.079. The fund’s other share classes had similar increases.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Data in the chart reflect a new calculation methodology put into effect on 10/1/2018.

8 Equity Income Fund

How did derivatives affect fund performance?

During the period, forward currency contracts had a positive impact on the fund’s relative performance. We used these contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to hedge the fund’s foreign exchange risk.

What is your outlook for the markets and economy in the months ahead?

As we closed out this fiscal year for the fund, the U.S. stock market was more volatile and investors were becoming increasingly concerned about risks. Among those risks were rising interest rates, uncertainty about the outcome of the U.S.–China trade conflict, and lower levels of confidence from business leaders, which could stifle economic growth. At the same time, the market declines have led to more attractive valuations for many stocks of what we believe to be fundamentally strong companies.

In terms of positioning the portfolio, we continue to carefully monitor areas of potential risk among the fund’s holdings. We are seeking to reduce positions in stocks that could be vulnerable to further market downturns. Although these companies may still be fundamentally strong in our view, we may trim them in favor of stocks that have underperformed and offer what we believe to be more attractive valuations and risk profiles.

Thanks for your time and for bringing us up to date, Darren.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Equity Income Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended November 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 11/30/18
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/15/77)
Before sales charge	10.15%	249.03%	13.31%	51.11%	8.61%	32.24%	9.76%	2.65%
After sales charge	9.99	228.96	12.65	42.42	7.33	24.64	7.62	–3.25
Class B (9/13/93)
Before CDSC	9.93	228.95	12.65	45.55	7.80	29.41	8.97	1.93
After CDSC	9.93	228.95	12.65	43.55	7.50	26.41	8.12	–3.06
Class C (2/1/99)
Before CDSC	9.95	224.09	12.48	45.60	7.80	29.35	8.96	1.91
After CDSC	9.95	224.09	12.48	45.60	7.80	29.35	8.96	0.91
Class M (12/2/94)
Before sales charge	9.51	232.21	12.76	47.40	8.07	30.33	9.23	2.14
After sales charge	9.42	220.58	12.36	42.24	7.30	25.77	7.94	–1.44
Class R (1/21/03)
Net asset value	9.87	240.57	13.04	49.24	8.34	31.32	9.51	2.45
Class R5 (7/2/12)
Net asset value	10.29	259.58	13.65	53.31	8.92	33.37	10.08	2.95
Class R6 (7/2/12)
Net asset value	10.31	261.83	13.72	54.15	9.04	33.84	10.20	3.06
Class Y (10/1/98)
Net asset value	10.28	258.08	13.61	53.03	8.88	33.32	10.06	2.95

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance

10 Equity Income Fund

of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 11/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Russell 1000 Value Index	†	223.61%	12.46%	51.41%	8.65%	32.43%	9.82%	2.96%
Lipper Equity Income
Funds category average*	10.62%	207.93	11.85	45.73	7.75	31.12	9.38	2.65

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 11/30/18, there were 541, 459, 401, 249, and 4 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, was introduced on 12/31/78, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $32,895 and $32,409, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $32,058. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $34,057, $35,958, $36,183 and $35,808, respectively.

Equity Income Fund 11

Fund price and distribution information For the 12-month period ended 11/30/18
Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	4		4	4	4		4	4	4	4
Income	$0.265		$0.076	$0.082	$0.145		$0.203	$0.327	$0.354	$0.328
Capital gains
Long-term
gains	0.413		0.413	0.413	0.413		0.413	0.413	0.413	0.413
Short-term
gains	—		—	—	—		—	—	—	—
Total	$0.678		$0.489	$0.495	$0.558		$0.616	$0.740	$0.767	$0.741
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
11/30/17	$24.51	$26.01	$24.19	$24.20	$24.18	$25.06	$24.31	$24.53	$24.53	$24.52
11/30/18	24.48	25.97	24.17	24.17	24.14	25.02	24.29	24.51	24.51	24.50
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	1.29%	1.22%	0.50%	0.55%	0.80%	0.77%	1.04%	1.55%	1.66%	1.55%
Current
30-day
SEC yield[2]	N/A	1.32	0.66	0.66	N/A	0.87	1.15	1.65	1.75	1.64

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 Equity Income Fund

Fund performance as of most recent calendar quarter Total return for periods ended 12/31/18
	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (6/15/77)
Before sales charge	9.88%	206.45%	11.85%	34.49%	6.11%	23.53%	7.30%	–8.34%
After sales charge	9.72	188.83	11.19	26.75	4.86	16.43	5.20	–13.61
Class B (9/13/93)
Before CDSC	9.66	188.44	11.17	29.55	5.31	20.82	6.51	–9.00
After CDSC	9.66	188.44	11.17	27.55	4.99	17.82	5.62	–13.32
Class C (2/1/99)
Before CDSC	9.68	184.31	11.01	29.59	5.32	20.84	6.51	–8.98
After CDSC	9.68	184.31	11.01	29.59	5.32	20.84	6.51	–9.84
Class M (12/2/94)
Before sales charge	9.24	191.53	11.29	31.18	5.58	21.69	6.76	–8.80
After sales charge	9.15	181.33	10.90	26.59	4.83	17.43	5.50	–11.99
Class R (1/21/03)
Net asset value	9.60	198.82	11.57	32.87	5.85	22.70	7.06	–8.52
Class R5 (7/2/12)
Net asset value	10.02	215.64	12.18	36.48	6.42	24.60	7.61	–8.05
Class R6 (7/2/12)
Net asset value	10.04	217.56	12.25	37.14	6.52	24.98	7.72	–8.00
Class Y (10/1/98)
Net asset value	10.01	214.30	12.13	36.23	6.38	24.50	7.58	–8.06

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Equity Income Fund 13

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios
	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 11/30/17*	0.91%	1.66%	1.66%	1.41%	1.16%	0.65%	0.55%	0.66%
Annualized expense ratio
for the six-month period
ended 11/30/18†	0.91%	1.66%	1.66%	1.41%	1.16%	0.65%	0.55%	0.66%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 6/1/18 to 11/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.58	$8.34	$8.34	$7.09	$5.83	$3.27	$2.77	$3.32
Ending value (after expenses)	$1,007.30	$1,003.90	$1,004.00	$1,004.90	$1,006.50	$1,008.90	$1,009.50	$1,008.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14 Equity Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 11/30/18, use the following calculation method. To find the value of your investment on 6/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$4.61	$8.39	$8.39	$7.13	$5.87	$3.29	$2.79	$3.35
Ending value (after expenses)	$1,020.51	$1,016.75	$1,016.75	$1,018.00	$1,019.25	$1,021.81	$1,022.31	$1,021.76

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 11/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Equity Income Fund 15

Consider these risks before investing

Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock values may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer, industry or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

16 Equity Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/ or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML

Equity Income Fund 17

indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of November 30, 2018, Putnam employees had approximately $477,000,000 and the Trustees had approximately $66,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

18 Equity Income Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Equity Income Fund 19

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2018. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

20 Equity Income Fund

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least March 30, 2020. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the first quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis,

Equity Income Fund 21

with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance

22 Equity Income Fund

of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Equity Income Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	2nd
Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 543, 465 and 373 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Equity Income Fund 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Equity Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Equity Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Putnam Equity Income Fund (the “fund”), including the fund’s portfolio, as of November 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the fund as of November 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures included confirmation of securities owned as of November 30, 2018, by correspondence with the custodians and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Putnam investment companies since 1999.

Boston, Massachusetts
January 9, 2019

The fund’s portfolio 11/30/18

COMMON STOCKS (95.1%)*	Shares	Value
Aerospace and defense (2.9%)
Northrop Grumman Corp.	826,090	$214,684,269
Raytheon Co.	841,700	147,583,678
		362,267,947
Airlines (0.8%)
Southwest Airlines Co.	1,884,300	102,901,623
		102,901,623
Auto components (0.7%)
Delphi Automotive PLC	1,186,100	85,280,590
		85,280,590
Automobiles (0.9%)
General Motors Co.	2,983,519	113,224,546
		113,224,546
Banks (13.0%)
Bank of America Corp.	14,128,594	401,252,070
Citigroup, Inc.	5,320,703	344,728,347
JPMorgan Chase & Co.	4,497,746	500,104,378
KeyCorp	4,013,900	73,614,926
Regions Financial Corp.	8,047,900	132,387,955
Wells Fargo & Co.	2,586,740	140,408,247
		1,592,495,923
Beverages (2.3%)
Keurig Dr Pepper, Inc.	1,121,500	30,280,500
Molson Coors Brewing Co. Class B	1,692,600	111,322,302
PepsiCo, Inc.	1,143,200	139,401,808
		281,004,610
Biotechnology (2.5%)
Amgen, Inc.	818,100	170,369,325
Gilead Sciences, Inc.	1,936,900	139,340,586
		309,709,911
Building products (1.0%)
Johnson Controls International PLC	3,492,141	121,456,664
		121,456,664
Capital markets (3.2%)
Charles Schwab Corp. (The)	1,326,800	59,440,640
Goldman Sachs Group, Inc. (The)	541,993	103,352,645
KKR & Co., Inc. Class A	5,665,096	129,844,000
State Street Corp.	1,416,780	103,453,276
		396,090,561
Chemicals (2.3%)
Air Products & Chemicals, Inc.	555,100	89,298,937
DowDuPont, Inc.	2,988,649	172,893,345
Sherwin-Williams Co. (The)	44,700	18,955,929
		281,148,211
Commercial services and supplies (—%)
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private)
(Germany) † ΔΔ F	39	33
New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private)
(Germany) † ΔΔ F	16	14
		47

26 Equity Income Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value
Communications equipment (1.3%)
Cisco Systems, Inc.	3,201,307	$153,246,566
		153,246,566
Consumer finance (0.7%)
Capital One Financial Corp.	950,100	85,204,968
Oportun Financial Corp. (acquired 6/23/15, cost $2,781,056)
(Private) † ΔΔ F	975,809	2,092,280
		87,297,248
Containers and packaging (0.9%)
Ball Corp.	2,322,300	114,048,153
		114,048,153
Diversified telecommunication services (1.9%)
AT&T, Inc.	5,089,900	159,008,476
Verizon Communications, Inc.	1,290,070	77,791,221
		236,799,697
Electric utilities (3.2%)
American Electric Power Co., Inc.	1,556,500	121,002,310
Edison International	1,504,100	83,206,812
Exelon Corp.	2,686,300	124,617,457
NextEra Energy, Inc.	352,700	64,089,117
		392,915,696
Electrical equipment (0.5%)
Emerson Electric Co.	867,800	58,593,856
		58,593,856
Energy equipment and services (0.5%)
Halliburton Co.	1,962,500	61,681,375
		61,681,375
Equity real estate investment trusts (REITs) (3.0%)
American Tower Corp.	937,141	154,150,323
Boston Properties, Inc.	696,200	91,341,440
Gaming and Leisure Properties, Inc.	3,379,946	116,371,541
		361,863,304
Food and staples retail (5.0%)
BJ’s Wholesale Club Holdings, Inc. †	3,026,539	70,699,951
Kroger Co. (The)	5,223,400	154,926,044
Walgreens Boots Alliance, Inc.	1,183,900	100,240,813
Walmart, Inc.	2,904,700	283,643,955
		609,510,763
Food products (0.5%)
Kraft Heinz Co. (The)	1,209,900	61,850,088
		61,850,088
Health-care equipment and supplies (3.2%)
Becton Dickinson and Co. (BD)	890,895	225,173,711
Danaher Corp.	1,531,700	167,782,418
		392,956,129
Health-care providers and services (1.7%)
Cigna Corp.	915,900	204,593,742
		204,593,742
Hotels, restaurants, and leisure (0.8%)
Hilton Worldwide Holdings, Inc.	1,355,999	102,432,164
		102,432,164

Equity Income Fund 27

COMMON STOCKS (95.1%)* cont.	Shares	Value
Household durables (0.4%)
HC Brillant Services GmbH (acquisition dates ranging from
8/2/13 to 8/31/16, cost $52) (Private) (Germany) † ΔΔ F	78	$66
PulteGroup, Inc.	2,086,100	55,323,372
		55,323,438
Household products (1.0%)
Kimberly-Clark Corp.	1,065,000	122,869,050
		122,869,050
Independent power and renewable electricity producers (0.9%)
NRG Energy, Inc.	3,004,600	115,466,778
		115,466,778
Industrial conglomerates (0.8%)
General Electric Co.	2,826,820	21,201,150
Honeywell International, Inc.	558,200	81,915,850
		103,117,000
Insurance (3.1%)
American International Group, Inc.	2,934,178	126,903,199
Assured Guaranty, Ltd.	4,176,980	170,504,324
Hartford Financial Services Group, Inc. (The)	1,904,000	84,137,760
		381,545,283
Internet and direct marketing retail (—%)
Global Fashion Group SA (acquired 8/2/13, cost $2,567,154) (Private)
(Luxembourg) † ΔΔ F	60,600	551,620
		551,620
IT Services (1.7%)
DXC Technology Co.	1,550,200	97,724,608
Fidelity National Information Services, Inc.	1,061,400	114,578,130
		212,302,738
Machinery (0.5%)
Stanley Black & Decker, Inc.	461,800	60,426,530
		60,426,530
Media (2.4%)
Charter Communications, Inc. Class A †	388,659	127,946,543
Comcast Corp. Class A	4,115,200	160,533,952
		288,480,495
Metals and mining (0.8%)
Alcoa Corp. †	3,220,000	102,428,200
		102,428,200
Mortgage real estate investment trusts (REITs) (0.3%)
MFA Financial, Inc.	5,082,805	36,850,336
		36,850,336
Oil, gas, and consumable fuels (10.6%)
Anadarko Petroleum Corp.	1,741,482	92,124,398
BP PLC (United Kingdom)	20,336,082	134,851,384
ConocoPhillips	3,145,000	208,136,100
Encana Corp. (Canada)	7,150,700	48,168,265
Enterprise Products Partners LP	2,961,600	77,742,000
EOG Resources, Inc.	702,700	72,595,937
Exxon Mobil Corp.	2,798,092	222,448,314
Kinder Morgan, Inc.	4,281,700	73,088,619
Marathon Oil Corp.	7,386,280	123,277,013

28 Equity Income Fund

COMMON STOCKS (95.1%)* cont.	Shares	Value
Oil, gas, and consumable fuels cont.
TOTAL SA (France)	2,041,421	$113,642,054
Valero Energy Corp.	1,624,300	129,781,570
		1,295,855,654
Personal products (0.2%)
Coty, Inc. Class A	2,601,321	21,695,017
		21,695,017
Pharmaceuticals (7.3%)
AstraZeneca PLC ADR (United Kingdom) S	3,656,600	145,605,812
Eli Lilly & Co.	1,314,200	155,916,688
Johnson & Johnson	1,869,270	274,595,763
Merck & Co., Inc.	2,412,091	191,375,300
Pfizer, Inc.	2,777,820	128,418,619
		895,912,182
Road and rail (1.3%)
Union Pacific Corp.	1,039,700	159,885,066
		159,885,066
Semiconductors and semiconductor equipment (3.0%)
Intel Corp.	2,012,700	99,246,237
NXP Semiconductors NV	591,600	49,321,692
ON Semiconductor Corp. †	1,887,700	36,206,086
Qualcomm, Inc.	2,061,900	120,126,294
Texas Instruments, Inc.	672,000	67,099,200
		371,999,509
Software (3.7%)
Microsoft Corp.	4,052,700	449,403,903
		449,403,903
Specialty retail (1.5%)
Home Depot, Inc. (The)	508,800	91,746,816
O’Reilly Automotive, Inc. †	283,200	98,208,096
		189,954,912
Technology hardware, storage, and peripherals (1.9%)
Apple, Inc.	1,330,100	237,529,258
		237,529,258
Thrifts and mortgage finance (0.9%)
Radian Group, Inc.	6,220,840	114,463,454
		114,463,454
Total common stocks (cost $8,559,661,056)		$11,699,429,837

CONVERTIBLE PREFERRED STOCKS (0.5%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquisition dates ranging from
7/11/16 to 9/14/17, cost $309,306) (Luxembourg) (Private) † ΔΔ F	47,052	$436,863
Mandatory Exchangeable Trust Securities 144A $5.75 cv. pfd.	302,514	54,416,218
Oportun Financial Corp. Ser. A-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$7,592) (Private) † ΔΔ F	2,664	5,712
Oportun Financial Corp. Ser. B-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$145,237) (Private) † ΔΔ F	46,107	109,267
Oportun Financial Corp. Ser. C-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$341,111) (Private) † ΔΔ F	67,016	256,629
Oportun Financial Corp. Ser. D-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$494,779) (Private) † ΔΔ F	97,206	372,238

Equity Income Fund 29

CONVERTIBLE PREFERRED STOCKS (0.5%)* cont.	Shares	Value
Oportun Financial Corp. Ser. E-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$277,459) (Private) † ΔΔ F	50,539	$208,742
Oportun Financial Corp. Ser. F, 8.00% cv. pfd. (acquired 6/23/15, cost
$837,565) (Private) † ΔΔ F	109,058	630,128
Oportun Financial Corp. Ser. F-1, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,349,227) (Private) † ΔΔ F	824,290	1,767,401
Oportun Financial Corp. Ser. G, 8.00% cv. pfd. (acquired 6/23/15, cost
$2,970,584) (Private) † ΔΔ F	1,042,310	2,234,868
Oportun Financial Corp. Ser. H, 8.00% cv. pfd. (acquired 2/6/15, cost
$9,110,862) (Private) † ΔΔ F	3,199,825	6,854,025
Total convertible preferred stocks (cost $47,095,122)		$67,292,091

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Agency Mortgage Obligations (—%)
Federal National Mortgage Association Pass-Through Certificates
6.03%, 11/1/42 [i]	$80,777	$83,690
		83,690
Total U.S. government and agency mortgage obligations (cost $83,690)		$83,690

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Inflation Index Notes 2.125%, 2/15/41 [i]	$486,418	$574,785
U.S. Treasury Notes
2.25%, 7/31/21 [i]	113,000	112,167
2.25%, 4/30/21 [i]	300,000	296,676
2.25%, 3/31/21 [i]	145,000	143,702
2.125%, 12/31/22 [i]	867,000	850,336
1.75%, 9/30/22 [i]	447,000	430,537
1.75%, 2/28/22 [i]	357,000	346,572
1.625%, 7/31/20 [i]	310,000	305,716
1.25%, 6/30/19 [i]	111,000	110,727
Total U.S. treasury obligations (cost $3,171,218)		$3,171,218

	Principal amount/
SHORT-TERM INVESTMENTS (5.1%)*		shares	Value
Interest in $250,000,000 joint tri-party repurchase agreement dated 11/30/18 with Barclays Capital, Inc. due 12/3/18 —
maturity value of $100,018,833 for an effective yield of 2.260%
(collateralized by various U.S. Treasury notes and bonds with coupon rates ranging from 0.125% to 1.875% and due dates
ranging from 4/15/19 to 2/15/43, valued at $255,048,100)		$100,000,000	$100,000,000
Interest in $450,000,000 joint tri-party repurchase agreement dated 11/30/18 with HSBC Bank USA, National Association due
12/3/18 — maturity value of $78,970,067 for an effective yield of 2.290% (collateralized by various mortgage backed securities with coupon rates ranging from 2.902% to 4.000% and due dates
ranging from 9/1/28 to 10/1/47, valued at $459,087,594)		78,955,000	78,955,000
Putnam Cash Collateral Pool, LLC 2.43% [d]	Shares	135,744,665	135,744,665
Putnam Short Term Investment Fund 2.37% L	Shares	297,757,049	297,757,049
State Street Institutional U.S. Government Money Market Fund,
Premier Class 2.15% P	Shares	6,170,000	6,170,000
U.S. Treasury Bills 2.154%, 12/13/18 #		$736,000	735,560

30 Equity Income Fund

	Principal amount/
SHORT-TERM INVESTMENTS (5.1%)* cont.	shares	Value
U.S. Treasury Bills 2.209%, 12/11/18 #	$2,885,000	$2,883,622
U.S. Treasury Bills 2.307%, 1/17/19 #	787,000	784,761
Total short-term investments (cost $623,030,130)		$623,030,657

TOTAL INVESTMENTS
Total investments (cost $9,233,041,216)		$12,393,007,493

Key to holding’s abbreviations
ADR American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from December 1, 2017 through November 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $12,296,510,479.

† This security is non-income-producing.

 ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $15,519,886, or 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,907,241 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

Equity Income Fund 31

FORWARD CURRENCY CONTRACTS at 11/30/18 (aggregate face value $388,240,469)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Euro	Sell	12/19/18	$15,289,688	$15,798,274	$508,586
Barclays Bank PLC
	British Pound	Sell	12/19/18	85,608,523	87,224,650	1,616,127
Citibank, N.A.
	Canadian Dollar	Sell	1/16/19	28,497,711	29,631,690	1,133,979
Goldman Sachs International
	British Pound	Sell	12/19/18	124,116,225	126,793,776	2,677,551
	Canadian Dollar	Sell	1/16/19	25,913,306	27,195,424	1,282,118
	Euro	Sell	12/19/18	51,439,637	53,170,702	1,731,065
State Street Bank and Trust Co.
	Euro	Sell	12/19/18	46,846,564	48,425,953	1,579,389
Unrealized appreciation						10,528,815
Unrealized (depreciation)						—
Total						$10,528,815

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 11/30/18
					Unrealized
	Number of	Notional		Expiration	appreciation/
	contracts	amount	Value	date	(depreciation)
S&P 500 Index E-Mini (Long)	90	$12,420,765	$12,412,350	Dec-18	$153,189
Unrealized appreciation					153,189
Unrealized (depreciation)					—
Total					$153,189

32 Equity Income Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks * :
Communication services	$525,280,192	$—	$—
Consumer discretionary	546,215,584	—	551,686
Consumer staples	1,096,929,528	—	—
Energy	1,109,043,591	248,493,438	—
Financials	2,606,650,525	—	2,092,280
Health care	1,803,171,964	—	—
Industrials	968,648,686	—	47
Information technology	1,424,481,974	—	—
Materials	497,624,564	—	—
Real estate	361,863,304	—	—
Utilities	508,382,474	—	—
Total common stocks	11,448,292,386	248,493,438	2,644,013
Convertible preferred stocks	—	54,416,218	12,875,873
U.S. government and agency mortgage obligations	—	83,690	—
U.S. treasury obligations	—	3,171,218	—
Short-term investments	303,927,049	319,103,608	—
Totals by level	$11,752,219,435	$625,268,172	$15,519,886

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$10,528,815	$—
Futures contracts	153,189	—	—
Totals by level	$153,189	$10,528,815	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 33

Statement of assets and liabilities 11/30/18

ASSETS
Investment in securities, at value, including $131,043,638 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $8,799,539,502)	$11,959,505,779
Affiliated issuers (identified cost $433,501,714) (Notes 1 and 5)	433,501,714
Cash	12,522
Dividends, interest and other receivables	30,780,029
Receivable for shares of the fund sold	29,432,280
Receivable for investments sold	18,511,388
Receivable for variation margin on futures contracts (Note 1)	63,450
Unrealized appreciation on forward currency contracts (Note 1)	10,528,815
Prepaid assets	106,257
Total assets	12,482,442,234

LIABILITIES
Payable for investments purchased	8,531,634
Payable for shares of the fund repurchased	16,398,644
Payable for compensation of Manager (Note 2)	4,747,312
Payable for custodian fees (Note 2)	59,468
Payable for investor servicing fees (Note 2)	3,045,115
Payable for Trustee compensation and expenses (Note 2)	3,306,011
Payable for administrative services (Note 2)	47,940
Payable for distribution fees (Note 2)	3,941,827
Collateral on securities loaned, at value (Note 1)	135,744,665
Collateral on certain derivative contracts, at value (Notes 1 and 8)	9,424,908
Other accrued expenses	684,231
Total liabilities	185,931,755

Net assets	$12,296,510,479

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$8,652,217,017
Total distributable earnings (Note 1)	3,644,293,462
Total — Representing net assets applicable to capital shares outstanding	$12,296,510,479

(Continued on next page)

34 Equity Income Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($8,050,928,003 divided by 328,813,278 shares)	$24.48
Offering price per class A share (100/94.25 of $24.48)*	$25.97
Net asset value and offering price per class B share
($124,573,644 divided by 5,154,640 shares)**	$24.17
Net asset value and offering price per class C share
($379,587,302 divided by 15,707,267 shares)**	$24.17
Net asset value and redemption price per class M share
($81,700,422 divided by 3,384,098 shares)	$24.14
Offering price per class M share (100/96.50 of $24.14)*	$25.02
Net asset value, offering price and redemption price per class R share
($96,822,165 divided by 3,986,570 shares)	$24.29
Net asset value, offering price and redemption price per class R5 share
($32,218,811 divided by 1,314,343 shares)	$24.51
Net asset value, offering price and redemption price per class R6 share
($1,117,896,408 divided by 45,617,563 shares)	$24.51
Net asset value, offering price and redemption price per class Y share
($2,412,783,724 divided by 98,488,848 shares)	$24.50

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 35

Statement of operations Year ended 11/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $1,358,310)	$296,310,095
Interest (including interest income of $4,395,714 from investments in affiliated issuers) (Note 5)	6,356,766
Securities lending (net of expenses) (Notes 1 and 5)	218,197
Total investment income	302,885,058

EXPENSES
Compensation of Manager (Note 2)	59,167,265
Investor servicing fees (Note 2)	18,612,605
Custodian fees (Note 2)	111,116
Trustee compensation and expenses (Note 2)	606,425
Distribution fees (Note 2)	27,666,242
Administrative services (Note 2)	361,855
Other	2,436,119
Total expenses	108,961,627
Expense reduction (Note 2)	(216,339)
Net expenses	108,745,288

Net investment income	194,139,770

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	436,270,558
Redemptions in kind (Note 3)	(158,442)
Foreign currency transactions (Note 1)	13,980
Forward currency contracts (Note 1)	3,797,138
Futures contracts (Note 1)	(138,356)
Total net realized gain	439,784,878
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(326,244,501)
Assets and liabilities in foreign currencies	1,385
Forward currency contracts	18,459,039
Futures contracts	153,189
Total change in net unrealized depreciation	(307,630,888)

Net gain on investments	132,153,990

Net increase in net assets resulting from operations	$326,293,760

The accompanying notes are an integral part of these financial statements.

36 Equity Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 11/30/18	Year ended 11/30/17
Operations
Net investment income	$194,139,770	$125,756,003
Net realized gain on investments
and foreign currency transactions	439,784,878	206,736,061
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(307,630,888)	1,364,892,914
Net increase in net assets resulting from operations	326,293,760	1,697,384,978
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(89,308,090)	(79,520,617)
Class B	(439,845)	(1,110,690)
Class C	(1,361,252)	(3,485,021)
Class M	(509,311)	(702,239)
Class R	(873,996)	(1,582,591)
Class R5	(667,177)	(1,322,585)
Class R6	(15,086,865)	(15,426,359)
Class Y	(29,697,897)	(32,158,870)
From net realized long-term gain on investments
Class A	(141,613,737)	(32,887,393)
Class B	(2,636,857)	(1,057,904)
Class C	(7,475,315)	(3,738,963)
Class M	(1,470,770)	(506,606)
Class R	(1,878,316)	(1,165,537)
Class R5	(920,216)	(1,199,689)
Class R6	(16,581,986)	(6,256,987)
Class Y	(34,240,029)	(15,547,215)
Increase in capital from settlement payments	—	1,963,825
Increase (decrease) from capital share transactions (Note 4)	(17,598,365)	4,587,671,282
Total increase (decrease) in net assets	(36,066,264)	6,089,350,819

NET ASSETS
Beginning of year	12,332,576,743	6,243,225,924
End of year (Note 1)	$12,296,510,479	$12,332,576,743

The accompanying notes are an integral part of these financial statements.

Equity Income Fund 37

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class A
November 30, 2018	$24.51	.37	.28	.65	(.27)	(.41)	(.68)	—	$24.48	2.65	$8,050,928.91		1.51	16
November 30, 2017	21.09	.30	3.69	3.99	(.36)	(.21)	(.57)	—[d,e]	24.51	19.28	8,466,321	.92[f]	1.30	11
November 30, 2016	20.69	.33	1.22	1.55	(.30)	(.85)	(1.15)	—	21.09	8.01	3,316,513	.97[g]	1.66[g]	15
November 30, 2015	22.76	.32	(.43)	(.11)	(.29)	(1.67)	(1.96)	—	20.69	(.63)	3,454,264.96		1.51	22
November 30, 2014	21.60	.29	2.72	3.01	(.32)	(1.53)	(1.85)	—	22.76	14.99	3,590,810.98		1.37	29
Class B
November 30, 2018	$24.19	.18	.29	.47	(.08)	(.41)	(.49)	—	$24.17	1.93	$124,574	1.66	.75	16
November 30, 2017	20.84	.13	3.63	3.76	(.20)	(.21)	(.41)	—[d,e]	24.19	18.33	158,052	1.67[f]	.57	11
November 30, 2016	20.44	.18	1.22	1.40	(.15)	(.85)	(1.00)	—	20.84	7.29	105,267	1.72[g]	.92[g]	15
November 30, 2015	22.51	.16	(.43)	(.27)	(.13)	(1.67)	(1.80)	—	20.44	(1.41)	102,903	1.71	.76	22
November 30, 2014	21.39	.13	2.68	2.81	(.16)	(1.53)	(1.69)	—	22.51	14.09	113,515	1.73	.62	29
Class C
November 30, 2018	$24.20	.18	.28	.46	(.08)	(.41)	(.49)	—	$24.17	1.91	$379,587	1.66	.74	16
November 30, 2017	20.83	.13	3.65	3.78	(.20)	(.21)	(.41)	—[d,e]	24.20	18.40	440,477	1.67[f]	.58	11
November 30, 2016	20.45	.18	1.21	1.39	(.16)	(.85)	(1.01)	—	20.83	7.20	370,527	1.72[g]	.91[g]	15
November 30, 2015	22.52	.16	(.42)	(.26)	(.14)	(1.67)	(1.81)	—	20.45	(1.37)	355,619	1.71	.77	22
November 30, 2014	21.40	.13	2.69	2.82	(.17)	(1.53)	(1.70)	—	22.52	14.12	306,308	1.73	.63	29
Class M
November 30, 2018	$24.18	.25	.27	.52	(.15)	(.41)	(.56)	—	$24.14	2.14	$81,700	1.41	1.01	16
November 30, 2017	20.82	.18	3.65	3.83	(.26)	(.21)	(.47)	—[d,e]	24.18	18.68	85,635	1.42[f]	.81	11
November 30, 2016	20.43	.23	1.21	1.44	(.20)	(.85)	(1.05)	—	20.82	7.52	50,339	1.47[g]	1.17[g]	15
November 30, 2015	22.50	.21	(.42)	(.21)	(.19)	(1.67)	(1.86)	—	20.43	(1.13)	51,230	1.46	1.01	22
November 30, 2014	21.38	.18	2.69	2.87	(.22)	(1.53)	(1.75)	—	22.50	14.39	49,775	1.48	.87	29
Class R
November 30, 2018	$24.31	.31	.28	.59	(.20)	(.41)	(.61)	—	$24.29	2.45	$96,822	1.16	1.25	16
November 30, 2017	20.93	.24	3.65	3.89	(.30)	(.21)	(.51)	—[d,e]	24.31	18.90	113,504	1.17[f]	1.09	11
November 30, 2016	20.53	.28	1.22	1.50	(.25)	(.85)	(1.10)	—	20.93	7.80	118,848	1.22[g]	1.41[g]	15
November 30, 2015	22.60	.26	(.42)	(.16)	(.24)	(1.67)	(1.91)	—	20.53	(.89)	116,895	1.21	1.26	22
November 30, 2014	21.47	.24	2.69	2.93	(.27)	(1.53)	(1.80)	—	22.60	14.66	118,917	1.23	1.12	29
Class R5
November 30, 2018	$24.53	.42	.30	.72	(.33)	(.41)	(.74)	—	$24.51	2.95	$32,219.65		1.67	16
November 30, 2017	21.10	.37	3.68	4.05	(.41)	(.21)	(.62)	—[d,e]	24.53	19.57	67,389	.66[f]	1.67	11
November 30, 2016	20.70	.39	1.22	1.61	(.36)	(.85)	(1.21)	—	21.10	8.35	120,507	.66[g]	1.97[g]	15
November 30, 2015	22.77	.38	(.42)	(.04)	(.36)	(1.67)	(2.03)	—	20.70	(.30)	106,460.65		1.81	22
November 30, 2014	21.63	.39	2.68	3.07	(.40)	(1.53)	(1.93)	—	22.77	15.30	42,934.66		1.80	29

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

38 Equity Income Fund	Equity Income Fund 39

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA
												Ratio of	Ratio of net
	Net asset		Net realized			From						expenses	investment
	value,		and unrealized	Total from	From	net realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss) on	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	investments	operations	income	investments	distributions	ments	of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%)
Class R6
November 30, 2018	$24.53	.47	.27	.74	(.35)	(.41)	(.76)	—	$24.51	3.06	$1,117,896.55		1.87	16
November 30, 2017	21.11	.38	3.69	4.07	(.44)	(.21)	(.65)	—[d,e]	24.53	19.68	965,235	.56[f]	1.68	11
November 30, 2016	20.70	.41	1.23	1.64	(.38)	(.85)	(1.23)	—	21.11	8.52	616,651	.56[g]	2.07[g]	15
November 30, 2015	22.77	.40	(.42)	(.02)	(.38)	(1.67)	(2.05)	—	20.70	(.21)	386,755.55		1.92	22
November 30, 2014	21.62	.39	2.70	3.09	(.41)	(1.53)	(1.94)	—	22.77	15.42	311,320.56		1.80	29
Class Y
November 30, 2018	$24.52	.44	.28	.72	(.33)	(.41)	(.74)	—	$24.50	2.95	$2,412,784.66		1.77	16
November 30, 2017	21.10	.36	3.68	4.04	(.41)	(.21)	(.62)	—[d,e]	24.52	19.54	2,035,965	.67[f]	1.58	11
November 30, 2016	20.69	.38	1.23	1.61	(.35)	(.85)	(1.20)	—	21.10	8.33	1,544,573	.72[g]	1.92[g]	15
November 30, 2015	22.76	.37	(.42)	(.05)	(.35)	(1.67)	(2.02)	—	20.69	(.38)	1,580,470.71		1.78	22
November 30, 2014	21.61	.35	2.71	3.06	(.38)	(1.53)	(1.91)	—	22.76	15.22	1,531,387.73		1.63	29

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and JPMorgan Chase which amounted to less than $0.01 per share outstanding on September 29, 2017.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

f Includes one time merger costs of 0.01%.

g Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

40 Equity Income Fund	Equity Income Fund 41

Notes to financial statements 11/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from December 1, 2017 through November 30, 2018.

Putnam Equity Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of midsize and large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in common stocks and other equity investments that offer the potential for current income. This policy may be changed only after 60 days’ notice to shareholders. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee, and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

42 Equity Income Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price (ask price for when-issued securities sold, if any) and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

Equity Income Fund 43

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $182,568,709, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

44 Equity Income Fund

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund did not have a net liability position on open derivative contracts subject to the Master Agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $135,744,665 and the value of securities loaned amounted to $131,043,638.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is

Equity Income Fund 45

allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $7,768,635 to increase undistributed net investment income, $805,821 to decrease paid-in capital and $6,962,814 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$3,550,408,342
Unrealized depreciation	(424,692,183)
Net unrealized appreciation	3,125,716,159
Undistributed ordinary income	82,420,381
Undistributed long-term gain	407,157,461
Undistributed short-term gain	29,434,325
Cost for federal income tax purposes	$9,277,973,338

For the fiscal year ended November 30, 2017, the fund had undistributed net investment income of $7,492,730.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

46 Equity Income Fund

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,
0.580%	of the next $5 billion,	0.410%	of the next $50 billion,
0.530%	of the next $10 billion,	0.400%	of the next $100 billion and
0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.472% of the fund’s average net assets.

Putnam Management has contractually agreed, through March 30, 2020, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$13,253,661	Class R5	72,004
Class B	225,683	Class R6	541,150
Class C	639,615	Class Y	3,577,146
Class M	136,019	Total	$18,612,605
Class R	167,327

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $46,305 under the expense offset arrangements and by $170,034 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $9,194, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

Equity Income Fund 47

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$21,005,097
Class B	1.00%	1.00%	1,430,544
Class C	1.00%	1.00%	4,053,341
Class M	1.00%	0.75%	646,798
Class R	1.00%	0.50%	530,462
Total			$27,666,242

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $583,674 and $3,945 from the sale of class A and class M shares, respectively, and received $42,256 and $5,923 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $232 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$1,988,033,321	$2,034,620,265
U.S. government securities (Long-term)	—	—
Total	$1,988,033,321	$2,034,620,265

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

For the reporting period the fund had redemptions in kind which resulted in redemptions out of the fund totaling $118,942,517, which includes cash redemptions of $5,342,141.

48 Equity Income Fund

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. In certain circumstances shares may be purchased or redeemed through the delivery to the fund or receipt by the shareholders, respectively, of securities, the fair value of which is used to determine the number of shares issued or redeemed. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	20,832,333	$517,422,563	15,025,814	$339,189,021
Shares issued in connection with
reinvestment of distributions	8,738,188	214,961,652	4,716,747	104,552,288
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	215,631,007	4,785,498,934
	29,570,521	732,384,215	235,373,568	5,229,240,243
Shares repurchased	(46,200,768)	(1,148,666,194)	(47,151,068)	(1,065,968,643)
Net increase (decrease)	(16,630,247)	$(416,281,979)	188,222,500	$4,163,271,600

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	196,767	$4,815,331	397,351	$8,702,512
Shares issued in connection with
reinvestment of distributions	117,674	2,859,863	91,711	1,982,197
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	2,612,367	57,264,384
	314,441	7,675,194	3,101,429	67,949,093
Shares repurchased	(1,692,722)	(41,573,493)	(1,620,638)	(36,202,800)
Net increase (decrease)	(1,378,281)	$(33,898,299)	1,480,791	$31,746,293

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	3,167,082	$78,014,890	2,761,735	$61,286,473
Shares issued in connection with
reinvestment of distributions	332,730	8,090,382	290,411	6,264,136
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	2,379,679	52,160,414
	3,499,812	86,105,272	5,431,825	119,711,023
Shares repurchased	(5,995,466)	(145,098,899)	(5,012,843)	(111,387,988)
Net increase (decrease)	(2,495,654)	$(58,993,627)	418,982	$8,323,035

Equity Income Fund 49

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	200,091	$4,908,453	319,110	$7,068,589
Shares issued in connection with
reinvestment of distributions	80,723	1,960,050	55,159	1,195,332
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	1,293,542	28,331,034
	280,814	6,868,503	1,667,811	36,594,955
Shares repurchased	(438,728)	(10,765,113)	(543,479)	(12,041,708)
Net increase (decrease)	(157,914)	$(3,896,610)	1,124,332	$24,553,247

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	608,525	$14,970,756	796,856	$17,710,562
Shares issued in connection with
reinvestment of distributions	102,454	2,501,244	113,127	2,457,922
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	65,033	1,431,596
	710,979	17,472,000	975,016	21,600,080
Shares repurchased	(1,392,476)	(34,298,301)	(1,986,675)	(44,141,612)
Net decrease	(681,497)	$(16,826,301)	(1,011,659)	$(22,541,532)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	511,484	$12,717,744	1,714,452	$38,368,119
Shares issued in connection with
reinvestment of distributions	64,654	1,587,393	115,624	2,522,274
	576,138	14,305,137	1,830,076	40,890,393
Shares repurchased	(2,008,789)	(49,448,989)	(4,793,549)	(106,083,155)
Net decrease	(1,432,651)	$(35,143,852)	(2,963,473)	$(65,192,762)

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	18,819,471	$472,355,180	14,342,032	$321,835,177
Shares issued in connection with
reinvestment of distributions	1,286,060	31,668,800	982,331	21,683,345
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	966,082	21,449,347
	20,105,531	504,023,980	16,290,445	364,967,869
Shares repurchased	(9,018,353)	(223,460,681)	(6,156,789)	(139,386,309)
Redemption in kind	(4,817,751)	(118,942,517)	—	—
Net increase	6,269,427	$161,620,782	10,133,656	$225,581,560

50 Equity Income Fund

	YEAR ENDED 11/30/18		YEAR ENDED 11/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	37,883,790	$946,005,052	29,293,914	$660,159,939
Shares issued in connection with
reinvestment of distributions	2,351,131	57,905,572	1,972,848	43,416,855
Shares issued in connection with the
merger of The Putnam Fund for Growth
and Income	—	—	4,045,116	89,784,580
	40,234,921	1,003,910,624	35,311,878	793,361,374
Shares repurchased	(24,767,964)	(618,089,103)	(25,492,335)	(571,431,533)
Net increase	15,466,957	$385,821,521	9,819,543	$221,929,841

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 11/30/17	cost	proceeds	income	of 11/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$113,336,650	$1,213,650,724	$1,191,242,709	$1,783,176	$135,744,665
Putnam Short Term
Investment Fund**	229,632,742	816,281,478	748,157,171	4,395,714	297,757,049
Total Short-term
investments	$342,969,392	$2,029,932,202	$1,939,399,880	$6,178,890	$433,501,714

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	20
Forward currency contracts (contract amount)	$573,000,000

Equity Income Fund 51

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$10,528,815	Payables	$—
Receivables, Net
assets — Unrealized
Equity contracts	appreciation	153,189*	Payables	—
Total		$10,682,004		$—

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$3,797,138	$3,797,138
Equity contracts	(138,356)	—	$(138,356)
Total	$(138,356)	$3,797,138	$3,658,782

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total
Foreign exchange contracts	$—	$18,459,039	$18,459,039
Equity contracts	153,189	—	$153,189
Total	$153,189	$18,459,039	$18,612,228

52 Equity Income Fund

This page left blank intentionally.

Equity Income Fund 53

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc.	Citibank, N. A.	Goldman Sachs International	HSBC Bank USA, National Association	Merrill Lynch, Pierce, Fenner & Smith, Inc.	State Street Bank and Trust Co.	Total
Assets:
Futures contracts§	$—	$—	$—	$—	$—	$—	$63,450	$—	$63,450
Forward currency contracts #	508,586	1,616,127	—	1,133,979	5,690,734	—	—	1,579,389	10,528,815
Repurchase agreements **	—	—	100,000,000	—	—	78,955,000	—	—	178,955,000
Total Assets	$508,586	$1,616,127	$100,000,000	$1,133,979	$5,690,734	$78,955,000	$63,450	$1,579,389	$189,547,265
Liabilities:
Futures contracts§	—	—	—	—	—	—	—	—	—
Forward currency contracts #	—	—	—	—	—	—	—	—	—
Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—
Total Financial and Derivative Net Assets	$508,586	$1,616,127	$100,000,000	$1,133,979	$5,690,734	$78,955,000	$63,450	$1,579,389	$189,547,265
Total collateral received (pledged)†##	$491,093	$1,425,121	$100,000,000	$1,130,000	$5,040,000	$78,955,000	$—	$1,338,694
Net amount	$17,493	$191,006	$—	$3,979	$650,734	$—	$63,450	$240,695
Controlled collateral received (including TBA commitments)**	$491,093	$1,425,121	$—	$1,130,000	$5,040,000	$—	$—	$1,338,694	$9,424,908
Uncontrolled collateral received	$—	$—	$102,019,240	$—	$—	$80,549,469	$—	$—	$182,568,709
Collateral (pledged) (including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts, which is not included in the table above, amounted to $1,907,241.

54 Equity Income Fund	Equity Income Fund 55

Note 9: Acquisition of The Putnam Fund for Growth and Income

On May 15, 2017, the fund issued 215,631,007, 2,612,367, 2,379,679, 1,293,542, 65,033, 966,082 and 4,045,116 class A, class B, class C, class M, class R, class R6 and class Y shares, respectively, for 209,266,559, 2,553,227, 2,293,366, 1,250,266, 62,944, 934,950 and 3,917,398 class A, class B, class C, class M, class R, class R6 and class Y shares of The Putnam Fund for Growth and Income to acquire that fund’s net assets in a tax-free exchange approved by the fund’s Board of Trustees. The purpose of the transaction was to combine two Putnam funds with substantially similar investment objectives and investment strategies into a single Putnam fund with a larger asset base and therefore potentially lower expenses for fund shareholders. The investment portfolio of The Putnam Fund for Growth and Income, with a fair value of $5,073,388,317 and an identified cost of $4,295,161,030 at May 12, 2017, was the principal asset acquired by the fund. The net assets of the fund and The Putnam Fund for Growth and Income on May 12, 2017, were $6,451,522,149 and $5,035,920,289, respectively. On May 12, 2017, The Putnam Fund for Growth and Income had distributions in excess of net investment income of $4,207,018, accumulated net realized loss of $36,331,563 and unrealized appreciation of $778,227,287. The aggregate net assets of the fund immediately following the acquisition were $11,487,442,438.

Information presented in the Statement of changes in net assets for the period ended November 30, 2017, reflect only the operations of Putnam Equity Income Fund.

Assuming the acquisition had been completed on December 1, 2016, the fund’s pro forma results of operations for the prior reporting period were as follows (unaudited):

Net investment Income	$152,662,703
Net gain on investments	$1,929,052,372
Net Increase in net assets resulting from operations	$2,081,715,075

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of The Putnam Fund for Growth and Income that have been included in the fund’s Statement of operations for the prior fiscal period.

56 Equity Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $450,981,625 as a capital gain dividend with respect to the taxable year ended November 30, 2018, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $1,833,047 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

Equity Income Fund 57

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

58 Equity Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of November 30, 2018, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Equity Income Fund 59

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

60 Equity Income Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisor	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
16 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
Marketing Services	Manoj P. Singh	Vice President and
Putnam Retail Management		Assistant Treasurer
100 Federal Street	Officers
Boston, MA 02110	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Custodian		BSA Compliance Officer
State Street Bank	Jonathan S. Horwitz
and Trust Company	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Legal Counsel	and Compliance Liaison	Proxy Voting and Corporate
Ropes & Gray LLP		Governance, Assistant Clerk,
	Robert T. Burns	and Assistant Treasurer
Independent Registered	Vice President and
Public Accounting Firm	Chief Legal Officer	Denere P. Poulack
KPMG LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam Equity Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

100 Federal Street
Boston, MA 02110

1-800-225-1581
putnam.com

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

HOW WOULD YOU LIKE TO RECEIVE REPORTS LIKE THIS?

Go green with paperless delivery

1. Log in to your account at putnam.com
2. Under account preferences, select "mailing and paperless options"

Continue with paper reports by mail

Call Putnam at 1-800-225-1581.

AN020 314366 1/19

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

November 30, 2018	$57,290	$ —	$4,815	$ —
November 30, 2017	$60,959	$11,750**	$4,675	$ —

**	Fees billed to the fund for services relating to a fund merger.

For the fiscal years ended November 30, 2018 and November 30, 2017, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $4,815 and $4,675 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

November 30, 2018	$ —	$ —	$ —	$ —

November 30, 2017	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Equity Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: January 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: January 28, 2019

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: January 28, 2019